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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer America Income Trust

As independent public accountants, we hereby consent to the use of our report on Pioneer America Income Trust dated February 9, 2001 (and to all references to our firm) included in or made a part of Pioneer America Income Trust's Post-Effective Amendment No. 18 and Amendment No. 19 to Registration Statement File Nos. 33-20795 and 811-05516, respectively.


                                        /s/ Arthur Andersen LLP
Boston, Massachusetts
September 5, 2001